SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 25, 2004
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                          1-7275                  47-0248710
(State or other                    (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                            68102-5001
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 12.  Results of Operations and Financial Condition

     ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company's website on March 25, 2004 with earnings information on the company's third quarter ended February 22, 2004. The press release and related Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

     The foregoing information, including exhibits 99.1 and 99.2 attached to this Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CONAGRA FOODS, INC.


Date:  March 25, 2004                   By:  /s/ J.P. O'Donnell
                                           ------------------------------------
                                           Name:    J.P. O'Donnell
                                           Title:   Executive Vice President,
                                                    Chief Financial Officer and
                                                     Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit       Description                                             Page No.


99.1     Press release dated March 25, 2004.............................

99.2     Questions and Answers..........................................